UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-21374

PIMCO Income Strategy Fund
(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY		10019
(Address of principal executive offices)		(Zip code)

Lawrence G. Altadonna 1633 Broadway, New York, NY 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	July 31, 2012

Date of reporting period:	April 30, 2012

Item 1. Schedule of Investments

PIMCO Income Strategy Fund Schedule of Investments

April 30, 2012 (unaudited)

Principal
Amount
(000s)		Value*
CORPORATE BONDS & NOTES—56.8%
Airlines—1.2%
	American Airlines Pass Through Trust (d),
$3,774	9.73%, 9/29/14	$2,075,370
1,861	10.18%, 1/2/13 (b)	1,582,100
900	American Airlines, Inc., 10.50%, 10/15/12 (d)	947,250
		4,604,720
Banking—9.5%
2,600	AgFirst Farm Credit Bank, 7.30%, 5/29/12 (a)(b)(c)(e)(h)
	(acquisition cost-$2,225,000; purchased 2/26/10-4/15/10)	2,547,740
£10,400	Barclays Bank PLC, 14.00%, 6/15/19 (e)	20,253,789
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA,
€3,000	6.875%, 3/19/20	3,844,026
$4,400	11.00%, 6/30/19 (a)(c)(e)(g)	5,616,627
600	HBOS PLC, 6.75%, 5/21/18 (a)(c)	551,855
	Regions Financial Corp.,
800	7.375%, 12/10/37	788,000
1,500	7.75%, 9/15/24	1,545,012
£2,000	Santander Issuances S.A. Unipersonal,
	7.30%, 7/27/19, (converts to FRN on 9/27/14)	2,880,647
		38,027,696
Consumer Products—0.2%
$800	Reynolds Group Issuer, Inc., 9.00%, 4/15/19 (a)(c)	808,000

Energy—0.2%
1,100	Dynegy Roseton/Danskammer Pass Through Trust,
	7.67%, 11/8/16, Ser. B (d)	715,000

Financial Services—27.1%
	Ally Financial, Inc.,
475	5.90%, 1/15/19 - 10/15/19	423,886
535	6.00%, 2/15/19 - 9/15/19	487,782
538	6.05%, 8/15/19 - 10/15/19	487,616
20	6.10%, 9/15/19	17,818
31	6.125%, 10/15/19	27,998
1,345	6.15%, 8/15/19 - 10/15/19	1,223,212
22	6.20%, 4/15/19	20,091
1,406	6.25%, 2/15/16 - 7/15/19	1,369,591
120	6.30%, 8/15/19	109,379
1,468	6.35%, 2/15/16 - 4/15/19	1,418,349
629	6.40%, 3/15/16 - 11/15/19	583,443
2,021	6.50%, 2/15/16 - 5/15/19	1,955,551
383	6.55%, 12/15/19	359,316
24	6.60%, 5/15/18 - 6/15/19	22,548
71	6.65%, 6/15/18 - 10/15/18	65,552
197	6.70%, 6/15/18 - 6/15/19	185,777
135	6.75%, 8/15/16 - 6/15/19	127,308
208	6.80%, 9/15/16 - 10/15/18	203,632
968	6.85%, 4/15/16 - 5/15/18	946,001
341	6.875%, 8/15/16 - 7/15/18	331,042
182	6.90%, 6/15/17 - 8/15/18	175,244
151	6.95%, 6/15/17	147,889
721	7.00%, 12/15/16 - 9/15/18	693,547
81	7.05%, 3/15/18 - 4/15/18	77,717

PIMCO Income Strategy Fund Schedule of Investments

April 30, 2012 (unaudited) (continued)

Principal
Amount
(000s)		Value*
Financial Services (continued)
$160	7.125%, 10/15/17	$154,268
40	7.15%, 3/15/25	36,664
75	7.20%, 10/15/17	72,432
929	7.25%, 6/15/16 - 9/15/18	903,706
25	7.30%, 1/15/18	24,093
396	7.35%, 4/15/18	383,037
57	7.50%, 6/15/16	56,320
45	7.55%, 5/15/16	44,781
47	7.75%, 10/15/17	46,459
110	8.125%, 11/15/17	107,415
110	9.00%, 7/15/20	110,002
750	Bank of America Corp., 6.00%, 9/1/17 (g)	803,044
1,400	Capital One Capital VI, 8.875%, 5/15/40	1,437,286
12,500	Citigroup Capital XXI, 8.30%, 12/21/77, (converts to FRN on 12/21/37)	12,726,562
	Ford Motor Credit Co. LLC,
11,300	8.00%, 12/15/16 (g)	13,523,218
4,600	8.125%, 1/15/20	5,839,732
7,000	ILFC E-Capital Trust I, 5.03%, 12/21/65, FRN (a)(c)	4,935,980
	LBG Capital No.1 PLC,
€500	6.439%, 5/23/20	518,229
€200	7.375%, 3/12/20	215,048
£300	7.588%, 5/12/20	406,254
£4,800	7.867%, 12/17/19	6,581,944
£700	7.869%, 8/25/20	959,945
$2,500	7.875%, 11/1/20 (a)(c)	2,206,662
1,400	8.00%, 6/15/20 (a)(c)(e)	1,176,000
2,000	8.50%, 12/17/21 (a)(c)(e)	1,860,000
£900	11.04%, 3/19/20	1,471,564
	LBG Capital No.2 PLC,
£534	9.125%, 7/15/20	767,400
£2,500	11.25%, 9/14/23	3,920,520
$1,500	National City Preferred Capital Trust I, 12.00%, 12/10/12 (e)(g)	1,600,152
5,000	PNC Financial Services Group, Inc., 6.75%, 8/1/21 (e)	5,261,190
1,000	PNC Preferred Funding Trust I, 2.124%, 3/15/17 (a)(c)(e)(g)	770,160
3,700	Royal Bank of Scotland Group PLC, 7.648%, 9/30/31 (e)	3,057,125
	SLM Corp.,
400	6.25%, 1/25/16	414,000
6,200	8.00%, 3/25/20 (g)	6,618,500
6,400	8.45%, 6/15/18 (g)	7,040,000
2,168	SMFG Preferred Capital USD 3 Ltd., 9.50%, 7/25/18 (a)(c)(e)	2,585,340
8,200	Springleaf Finance Corp., 6.50%, 9/15/17 (g)	6,683,000
900	State Street Capital Trust III, 5.464%, 5/29/12 (e)(g)	904,068
500	USB Capital IX, 3.50%, 5/29/12 (e)	381,760
		108,064,149
Insurance—15.3%
10,000	American General Capital II, 8.50%, 7/1/30 (g)	11,021,710
1,600	American General Institutional Capital A, 7.57%, 12/1/45 (a)(c)	1,624,000
2,000	American General Institutional Capital B, 8.125%, 3/15/46 (a)(c)	2,060,000
	American International Group, Inc.,
4,000	6.25%, 3/15/87, (converts to FRN on 3/15/37) (g)	3,647,440
£591	6.765%, 11/15/17 (a)(c)	1,048,985
€1,995	6.797%, 11/15/17 (a)(b)(c)(h)
	(acquisition cost-$1,829,737; purchased 5/21/10)	2,911,462

PIMCO Income Strategy Fund Schedule of Investments

April 30, 2012 (unaudited) (continued)

Principal
Amount
(000s)		Value*
Insurance (continued)
MXN 8,000	7.98%, 6/15/17	$605,504
€4,700	8.00%, 5/22/68, (converts to FRN on 5/22/18) (a)(c)	6,022,307
$10,000	8.175%, 5/15/68, (converts to FRN on 5/15/38) (g)	10,737,500
1,400	8.25%, 8/15/18 (g)	1,700,145
£650	8.625%, 5/22/68, (converts to FRN on 5/22/18)	1,049,610
£3,200	8.625%, 5/22/68, (converts to FRN on 5/22/18) (a)(c)	5,167,313
$2,200	Dai-ichi Life Insurance Co., Ltd., 7.25%, 7/25/21 (a)(c)(e)(g)	2,315,452
2,300	Hartford Financial Services Group, Inc.,
	8.125%, 6/15/68, (converts to FRN on 6/15/18)	2,426,500
2,000	Metlife Capital Trust IV, 7.875%,
	12/15/67, (converts to FRN on 12/15/37) (a)(c)(g)	2,235,000
3,300	MetLife Capital Trust X, 9.25%,
	4/8/68, (converts to FRN on 4/8/38) (a)(c)(g)	4,042,500
2,440	Progressive Corp., 6.70%, 6/15/67, (converts to FRN on 6/15/17) (g)	2,558,660
		61,174,088
Oil & Gas—2.5%
	NGPL PipeCo LLC (a)(c),
5,000	7.119%, 12/15/17	4,839,475
5,000	7.768%, 12/15/37	4,513,755
600	SandRidge Energy, Inc., 8.00%, 6/1/18 (a)(c)	625,500
		9,978,730
Telecommunications—0.2%
800	CenturyLink, Inc., 6.00%, 4/1/17 (g)	859,929

Utilities—0.6%
1,900	AES Andres Dominicana Ltd., 9.50%, 11/12/20 (a)(c)	2,014,000
400	PPL Capital Funding, Inc., 6.70%,
	3/30/67, (converts to FRN on 3/30/17)	396,408
		2,410,408
	Total Corporate Bonds & Notes (cost—$216,758,773)	226,642,720

MUNICIPAL BONDS—22.9%
California—9.9%
9,200	Alameda Cnty. Joint Powers Auth. Rev., 7.046%, 12/1/44, Ser. A	11,327,500
3,000	Fresno Cnty. Rev., zero coupon, 8/15/24, Ser. A (FGIC-NPFGC)	1,570,320
5,000	Golden State Tobacco Securitization Corp. Rev.,
	5.125%, 6/1/47, Ser. A-1	3,719,100
900	Long Beach Redev. Agcy., Tax Allocation, 8.36%, 8/1/40	984,969
7,600	Los Angeles Cnty. Public Works Financing Auth. Rev., 7.618%, 8/1/40	9,764,480
1,100	Oakland Unified School Dist., Alameda Cnty., GO, 9.50%, 8/1/34	1,291,543
600	Riverside Cnty. Dev. Agcy., Tax Allocation, 7.50%, 10/1/30, Ser. A-T	623,016
1,000	Riverside Electric Rev., 7.605%, 10/1/40	1,360,090
2,000	San Luis Obispo Cnty. Rev., zero coupon, 9/1/27, Ser. C (NPFGC)	864,200
400	San Marcos Unified School Dist., GO, zero coupon, 8/1/32	142,048
4,000	State Public Works Board Rev., 7.804%, 3/1/35, Ser. B-2	4,561,080
3,600	Stockton Public Financing Auth. Rev., 7.942%, 10/1/38, Ser. B	3,264,336
		39,472,682
Colorado—1.3%
4,000	Denver Public Schools, CP, 7.017%, 12/15/37, Ser. B	5,154,840

PIMCO Income Strategy Fund Schedule of Investments

April 30, 2012 (unaudited) (continued)

Principal
Amount
(000s)		Value*
District of Columbia—2.2%
$7,500	Metropolitan Airports Auth. Rev., 7.462%, 10/1/46	$8,562,300

Nevada—2.9%
10,000	Las Vegas Valley Water Dist., GO, 7.263%, 6/1/34	11,430,500

New Jersey—0.6%
	Middlesex Cnty. Improvement Auth. Rev. (AGM-GTD),
1,935	zero coupon, 10/1/22	1,139,657
2,455	zero coupon, 10/1/23	1,356,019
		2,495,676

Ohio—2.8%
8,000	American Municipal Power-Ohio, Inc. Rev.,
	Comb Hydroelectric Projects, 8.084%, 2/15/50, Ser. B	11,278,160

Pennsylvania—0.1%
1,000	Philadelphia Auth. for Industrial Dev. Rev.,
	zero coupon, 4/15/26, Ser. B (AMBAC)	374,300

Texas—3.1%
1,900	Dallas Convention Center Hotel Dev. Corp. Rev., 7.088%, 1/1/42	2,234,115
9,000	North Texas Tollway Auth. Rev., 8.91%, 2/1/30	10,260,900
		12,495,015
	Total Municipal Bonds (cost—$77,696,868)	91,263,473

MORTGAGE-BACKED SECURITIES—11.0%
152	Banc of America Alternative Loan Trust, 6.00%, 1/25/36, CMO	109,831
3,080	Banc of America Funding Corp., 6.00%, 3/25/37, CMO	2,443,584
	BCAP LLC Trust, CMO, VRN (a)(c),
1,200	5.579%, 3/26/37	156,000
840	11.84%, 6/26/36	98,719
382	Bear Stearns Alt-A Trust, 2.863%, 11/25/36, CMO, FRN	206,164
	Chase Mortgage Finance Corp., CMO,
19	2.805%, 12/25/35, FRN	17,652
1,573	6.00%, 2/25/37	1,243,526
1,132	6.00%, 7/25/37	954,367
2,423	6.25%, 10/25/36	1,940,700
353	Citicorp Mortgage Securities, Inc., 5.50%, 4/25/37, CMO	345,081
	Countrywide Alternative Loan Trust, CMO,
203	5.50%, 3/25/36	130,636
3,563	6.00%, 5/25/36	2,255,905
2,559	6.012%, 4/25/36, FRN	1,638,497
1,139	6.25%, 11/25/36	897,466
605	6.50%, 8/25/36	351,075
	Countrywide Home Loan Mortgage Pass Through Trust, CMO,
107	2.661%, 2/20/35, FRN	87,885
1,082	5.50%, 10/25/35	1,035,310
1,078	5.75%, 3/25/37	876,535
703	6.00%, 5/25/36	569,681
880	6.00%, 2/25/37	717,525
218	6.00%, 4/25/37	188,515
1,271	6.25%, 9/25/36	945,723
621	Credit Suisse Mortgage Capital Certificates, 6.00%, 2/25/37, CMO	483,958
	GSR Mortgage Loan Trust, CMO,
267	5.50%, 5/25/36	212,888

PIMCO Income Strategy Fund Schedule of Investments

April 30, 2012 (unaudited) (continued)

Principal
Amount
(000s)		Value*
$6,826	6.00%, 2/25/36	$6,143,711
71	Harborview Mortgage Loan Trust, 2.838%, 7/19/35, CMO, FRN	51,578
	JPMorgan Mortgage Trust, CMO,
1,708	5.00%, 3/25/37	1,283,311
798	5.410%, 1/25/37, FRN	622,146
425	6.00%, 8/25/37	351,778
	Residential Asset Securitization Trust, CMO,
1,304	5.75%, 2/25/36	890,061
518	6.00%, 9/25/36	285,386
1,349	6.00%, 7/25/37	987,896
	Residential Funding Mortgage Securities I, CMO,
430	6.00%, 9/25/36	364,821
1,069	6.00%, 1/25/37	869,918
5,488	6.00%, 6/25/37	4,371,757
	Suntrust Adjustable Rate Mortgage Loan Trust, CMO, FRN,
3,118	5.501%, 4/25/37	2,378,186
492	5.810%, 2/25/37	358,485
	WaMu Mortgage Pass Through Certificates, CMO, FRN,
291	2.514%, 9/25/36	203,667
1,000	5.430%, 2/25/37	827,571
	Wells Fargo Mortgage-Backed Securities Trust, CMO,
532	2.619%, 7/25/36, FRN	397,217
256	2.667%, 4/25/36, FRN	211,339
4,811	2.702%, 7/25/36, FRN	3,676,604
757	5.75%, 3/25/37	673,541
467	6.00%, 6/25/37	426,084
689	6.00%, 7/25/37	676,285
	Total Mortgage-Backed Securities (cost—$43,379,813)	43,958,565

Shares
PREFERRED STOCK—4.5%
Banking—1.2%
90,200	CoBank Acb, 11.00%, 7/1/13, Ser. C (a)(b)(c)(e)(h)(i)
	(acquisition cost-$4,973,200; purchased 8/31/10-2/1/11)	4,811,611

Financial Services—1.4%
100,000	Ally Financial, Inc., 8.50%, 5/15/16, Ser. A (e)(i)	2,240,000
120,000	Citigroup Capital XIII, 7.875%, 10/30/15 (i)	3,195,600
		5,435,600
Real Estate Investment Trust—1.9%
6,800	Sovereign Real Estate Investment Trust, 12.00%, 5/16/20 (a)(c)(e)	7,591,459
	Total Preferred Stock (cost—$18,290,200)	17,838,670

CONVERTIBLE PREFERRED STOCK—2.1%
Financial Services—0.8%
2,700	Wells Fargo & Co., 7.50%, 3/15/13, Ser. L (e)	3,024,081

Utilities—1.3%
98,000	PPL Corp., 9.50%, 7/1/13	5,232,220
	Total Convertible Preferred Stock (cost—$7,163,145)	8,256,301

PIMCO Income Strategy Fund Schedule of Investments

April 30, 2012 (unaudited) (continued)

Principal
Amount
(000s)		Value*
ASSET-BACKED SECURITIES—0.7%
$1,258	Asset-Backed Funding Certificates, 0.459%, 5/25/37, FRN (a)(c)	$987,582
1,081	GSAA Trust, 6.295%, 6/25/36	624,842
694	MASTR Asset-Backed Securities Trust, 5.233%, 11/25/35	696,259
710	Morgan Stanley Mortgage Loan Trust, 6.25%, 7/25/47	479,613
	Total Asset-Backed Securities (cost—$2,689,771)	2,788,296

SHORT-TERM INVESTMENTS—2.0%
Corporate Notes—1.4%
Financial Services—1.4%
	Ally Financial, Inc.,
329	6.75%, 4/15/13	328,908
3,812	7.10%, 9/15/12	3,835,863
100	7.125%, 8/15/12	100,004
€900	Springleaf Finance Corp., 3.25%, 1/16/13	1,134,742
	Total Corporate Notes (cost—$5,486,054)	5,399,517

U.S. Treasury Obligations (f)(j)—0.3%
	U.S. Treasury Bills,
$1,171	0.046%-0.081%, 5/3/12-5/31/12 (cost—$1,170,964)	1,170,964

Repurchase Agreements—0.3%
200	Deutsche Bank Securities, Inc., dated 4/30/12, 0.18%, due 5/1/12, proceeds $200,001; collateralized by U.S. Treasury Notes, 1.00%, due 10/31/16, valued at $204,530 including accrued interest	200,000
1,039	State Street Bank & Trust Co., dated 4/30/12, 0.01%, due 5/1/12, proceeds $1,039,000; collateralized by Freddie Mac, 0.855%, due 11/25/14, valued at $1,064,305 including accrued interest	1,039,000
	Total Repurchase Agreements (cost—$1,239,000)	1,239,000
	Total Short-Term Investments (cost—$7,896,018)	7,809,481

	Total Investments (cost—$373,874,588) (k)—100.0%	$398,557,506

Notes to Schedule of Investments:

*                 Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available, or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures approved by the Board of Trustees, or persons acting at their discretion pursuant to procedures approved by the Board of Trustees.  The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and these differences could be material. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(a)                                  Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $76,123,484, representing 19.1% of total investments.

(b)                                 Illiquid.

(c)                                  144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d)                                 In default.

(e)                                  Perpetual maturity. The date shown is the next call date. For Corporate Bonds & Notes, the interest rate is fixed until the first call date and variable thereafter.

(f)                                    All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.

(g)                                 All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.

(h)                                 Restricted. The aggregate acquisition cost of such securities is $9,027,937 and the aggregate market value is $10,270,813, representing 2.6% of total investments.

(i)                                     Dividend rate is fixed until the first call date and variable thereafter.

(j)                                     Rates reflect the effective yields at purchase date.

(k)                                  At April 30, 2012, the cost basis of portfolio securities for federal income tax purposes was $373,951,916. Gross unrealized appreciation was $30,575,513; gross unrealized depreciation was $5,969,923; and net unrealized appreciation was $24,605,590. The difference between book and tax cost was attributable to wash sales loss deferrals.

Glossary:

AGM—insured by Assured Guaranty Municipal Corp.

AMBAC—insured by American Municipal Bond Assurance Corp.

£—British Pound

CMO—Collateralized Mortgage Obligation

CP—Certificates of Participation

€—Euro

FGIC—insured by Financial Guaranty Insurance Co.

FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on April 30, 2012.

GO—General Obligation Bond

GTD—Guaranteed

MXN—Mexican Peso

NPFGC—insured by National Public Finance Guarantee Corp.

VRN—Variable Rate Note. Instruments whose interest rates change on a specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on April 30, 2012.

Other Investments:

(A) OTC credit default swap agreements outstanding at April 30, 2012 :

Sell protection swap agreements (1):

						Upfront
Swap Counterparty/	Notional Amount	Credit	Termination	Payments	Market	Premiums	Unrealized
Referenced Debt Issuer	(000s) (2)	Spread (3)	Date	Received	Value (4)	Paid	Appreciation
Goldman Sachs:
HCA	$1,500	1.69%	9/20/13	3.00%	$31,949	—	$31,949

(1) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2) This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3) Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit swap agreements as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4) The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at April 30, 2012 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

OTC— Over-the-counter

(B)  Forward foreign currency contracts outstanding at April 30, 2012:

				Unrealized
		U.S.$ Value on	U.S.$ Value	Appreciation
	Counterparty	Origination Date	April 30, 2012	(Depreciation)
Purchased:
809,000 British Pound settling 5/11/12	JPMorgan Chase	$1,313,105	$1,312,853	$(252)
6,975,000 Chinese Yuan Renminbi settling 6/1/12	Deutsche Bank	1,109,962	1,104,410	(5,552)
6,975,000 Chinese Yuan Renminbi settling 2/1/13	UBS	1,112,706	1,101,104	(11,602)
221,000 Euro settling 6/14/12	Bank of Nova Scotia	289,593	292,590	2,997
4,598,000 Euro settling 5/2/12	JPMorgan Chase	6,034,415	6,086,374	51,959
Sold:
161,000 Australian Dollar settling 6/7/12	Credit Suisse	165,910	167,115	(1,205)
16,824,000 British Pound settling 5/11/12	Credit Suisse	26,681,518	27,302,151	(620,633)
11,105,000 British Pound settling 5/11/12	JPMorgan Chase	17,576,072	18,021,302	(445,230)
3,332,000 British Pound settling 5/11/12	UBS	5,370,241	5,407,202	(36,961)
6,975,000 Chinese Yuan Renminbi settling 6/1/12	Citigroup	1,095,665	1,104,410	(8,745)
6,975,000 Chinese Yuan Renminbi settling 2/1/13	JPMorgan Chase	1,112,263	1,101,104	11,159
2,749,000 Euro settling 7/16/12	Barclays Bank	3,597,891	3,640,289	(42,398)
4,598,000 Euro settling 5/2/12	Citigroup	6,086,432	6,086,374	58
2,750,000 Euro settling 7/16/12	Credit Suisse	3,602,830	3,641,613	(38,783)
2,749,000 Euro settling 7/16/12	Deutsche Bank	3,603,541	3,640,289	(36,748)
4,598,000 Euro settling 6/1/12	JPMorgan Chase	6,035,312	6,087,041	(51,729)
5,040,382 Mexican Peso settling 6/15/12	Morgan Stanley	392,987	385,384	7,603
				$(1,226,062)

At April 30, 2012, the Fund held $135,000 in cash as collateral for derivatives. Cash collateral held may be invested in accordance with the Fund’s investment strategy.

(C) Open reverse repurchase agreements at April 30, 2012:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Barclays Bank	0.67%	4/5/12	7/2/12	$2,100,016	$2,099,000
	0.67	4/24/12	7/20/12	2,146,280	2,146,000
	0.674	3/19/12	6/22/12	908,731	908,000
	0.924	3/19/12	6/22/12	9,089,020	9,079,000
Deutsche Bank	0.65	2/17/12	5/17/12	6,053,077	6,045,000
	0.65	2/23/12	5/23/12	1,786,190	1,784,000
	0.65	3/16/12	6/15/12	1,256,042	1,255,000
	0.65	4/11/12	7/11/12	2,826,020	2,825,000
	0.80	2/7/12	5/7/12	10,340,266	10,321,000
	0.80	2/27/12	5/24/12	6,327,987	6,319,000
	0.80	4/5/12	7/5/12	5,734,311	5,731,000
	0.85	2/17/12	5/2/12	5,142,970	5,134,000
Royal Bank of Scotland	0.65	2/23/12	5/25/12	1,555,908	1,554,000
UBS	0.54	3/16/12	6/15/12	606,418	606,000
	0.57	2/7/12	5/4/12	773,027	772,000
	0.58	4/30/12	8/2/12	983,000	983,000
	0.59	2/7/12	5/7/12	865,189	864,000
	0.60	2/7/12	5/7/12	1,806,526	1,804,000
	0.60	3/14/12	6/15/12	1,892,513	1,891,000
	0.60	4/11/12	7/12/12	1,193,398	1,193,000
	0.62	2/7/12	5/4/12	710,026	709,000
	1.00	2/27/12	8/29/12	3,294,847	3,289,000
					$67,311,000

The weighted average daily balance of reverse repurchase agreements outstanding during the nine months ended April 30, 2012 was $71,463,631 at a weighted average interest rate of 0.74%. The total market value of underlying collateral (refer to the Schedule of Investments for positions transferred for the benefit of the counterparty as collateral) for open reverse repurchase agreements at April 30, 2012 was $71,921,027.

At April 30, 2012, the Fund held $320,000 in principal value of U.S. Treasury Obligations as collateral for open reverse repurchase agreements. Securities held as collateral will not be pledged and are not reflected in the Schedule of Investments.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•                  Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access

•                  Level 2 – valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•                  Level 3 – valuations based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used.

The valuation techniques used by the Fund to measure fair value during the nine months ended April 30, 2012 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities is not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable, the values of Government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds — Municipal bonds are valued by independent pricing services based on pricing models that account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond or note, state of issuance, benchmark yield curves, and bond or note insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds and notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations — Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon, average life, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps — Credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

A summary of the inputs used at April 30, 2012 in valuing the Fund’s assets and liabilities is listed below (refer to the Schedule of Investments and Other Investments for more detailed information on Investments in Securities and Other Financial Instruments):

		Level 2 -	Level 3 -
		Other Significant	Significant
	Level 1 -	Observable	Unobservable	Value at
	Quoted Prices	Inputs	Inputs	4/30/12
Investments in Securities - Assets
Corporate Bonds & Notes:
Airlines	—	$947,250	$3,657,470	$4,604,720
Energy	—	—	715,000	715,000
All Other	—	221,323,000	—	221,323,000
Municipal Bonds	—	91,263,473	—	91,263,473
Mortgage-Backed Securities	—	43,703,846	254,719	43,958,565
Preferred Stock:
Financial Services	$5,435,600	—	—	5,435,600
All Other	—	12,403,070	—	12,403,070
Convertible Preferred Stock	8,256,301	—	—	8,256,301
Asset-Backed Securities	—	2,788,296	—	2,788,296
Short-Term Investments	—	7,809,481	—	7,809,481
Total Investments in Securities - Assets	$13,691,901	$380,238,416	$4,627,189	$398,557,506

Other Financial Instruments* - Assets
Credit Contracts	—	$31,949	—	$31,949
Foreign Exchange Contracts	—	73,776	—	73,776
Total Other Financial Instruments* - Assets	—	$105,725	—	$105,725

Other Financial Instruments* - Liabilities
Foreign Exchange Contracts	—	$(1,299,838)	—	$(1,299,838)

Total Investments	$13,691,901	$379,044,303	$4,627,189	$397,363,393

*Other financial instruments are derivatives not reflected in the Schedule of Investments, such as swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

There were no significant transfers between Levels 1 and 2 during the nine months ended April 30, 2012.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the nine months ended April 30, 2012, was as follows:

						Net Change
	Beginning			Accrued	Net	in Unrealized	Transfers	Transfers	Ending
	Balance			Discounts	Realized	Appreciation/	into	out of	Balance
	7/31/11	Purchases	Sales	(Premiums)	Gain (Loss)	Depreciation	Level 3	Level 3	4/30/12
Investments in Securities - Assets
Corporate Bonds & Notes:
Airlines	$22,043,236	—	$(15,972,453)	$6,285	$151,184	$(2,570,782)	—	—	$3,657,470
Energy	852,500	—	—	4,549	—	(142,049)	—	—	715,000
Mortgage-Backed Securities	226,603	$1,709	(161,550)	56,146	138,044	(6,233)	—	—	254,719
Total Investments	$23,122,339	$1,709	$(16,134,003)	$66,980	$289,228	$(2,719,064)	—	—	$4,627,189

The net change in unrealized appreciation/depreciation of Level 3 investments which the Fund held at April 30, 2012 was $(2,087,447).

Item 2. Controls and Procedures

(a) The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting

Item 3. Exhibits

(a) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: PIMCO Income Strategy Fund

By	/s/ Brian S. Shlissel
President & Chief Executive Officer

Date: June 19, 2012

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: June 19, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
President & Chief Executive Officer

Date: June 19, 2012

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: June 19, 2012